UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22671

AB MULTI-MANAGER ALTERNATIVE FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: March 31, 2022

Date of reporting period: September 30, 2021

ITEM 1. REPORTS TO STOCKHOLDERS.

SEP    09.30.21

SEMI-ANNUAL REPORT

AB MULTI-MANAGER ALTERNATIVE FUND

As of January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, the Fund’s annual and semi-annual shareholder reports are no longer sent by mail, unless you specifically requested paper copies of the reports. Instead, the reports are made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

You may elect to receive all future reports in paper form free of charge. You can contact your Bernstein financial advisor to request that you continue to receive paper copies of your shareholder reports or you can call the Fund at (212) 486 5800. Your election to receive reports in paper form will apply to all funds held in your Bernstein account.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

SEMI-ANNUAL REPORT

November 12, 2021

This report provides certain performance data for the AB Multi-Manager Alternative Fund (the “Fund”) for the semi-annual reporting period ended September 30, 2021.

The Fund’s investment objective is to seek long-term capital appreciation.

RETURNS AS OF SEPTEMBER 30, 2021 (unaudited)

	6 Months	12 Months

AB MULTI-MANAGER ALTERNATIVE FUND	2.41%	11.35%

Benchmark: HFRI FOF Composite Index	3.73%	14.41%

MSCI World Index (net)	7.74%	28.82%

Bloomberg US Aggregate Bond Index	1.88%	-0.90%

INVESTMENT RESULTS

The table above provides performance data for the Fund and its benchmark, the HFRI Fund of Funds (“HFRI FOF”) Composite Index, for the six- and 12-month periods ended September 30, 2021. The table also includes the performance of the Morgan Stanley Capital International (“MSCI”) World Index (net) and the Bloomberg US Aggregate Bond Index.

During both periods, the Fund underperformed its benchmark, the HFRI FOF Composite Index, and the MSCI World Index (net), but outperformed the Bloomberg US Aggregate Bond Index.

During the six-month period, underperformance stemmed primarily from the Global Macro Underlying Portfolios allocation, which detracted from relative returns, while also having the largest allocation in the Fund given its diversifying characteristics. The best performing strategies included the Long/Short Equity and Multi-Strategy, while Event Driven only slightly outperformed the benchmark. Global risk assets performed well, supporting the Long/Short Equity and Event Driven strategies, which have a higher propensity to take on idiosyncratic risks across global equity and fixed-income markets. In light of market performance, the underlying portfolios with higher net market exposure outperformed, while the underlying portfolios with lower net exposure also fared well as their long positions outperformed their short positions. Alternatively, Global Macro was positioned for higher interest rates and steeper interest-rate curves, reflecting the view of higher growth and tighter financial conditions as a result. Despite an improving backdrop for economic data, fixed-income markets responded more to technical data and uncertainties about the impact of inflation on future growth, keeping a lid on interest rates and curve spreads. These

abfunds.com	AB MULTI-MANAGER ALTERNATIVE FUND | 1

losses were partially offset by continued strength in global commodity markets, with prices boosted by global demand and supply side constraints brought about by supply-chain issues that developed during the economic shutdowns.

For the 12-month period, underperformance relative to the benchmark was again due to the Global Macro allocation, while Long/Short Equity, Multi-Strategy and Event Driven all outperformed the benchmark. The narrative for global macro started in late 2020, with economies around the world reopening following the pandemic shutdowns and the US presidential election outcome bringing expectations for significant fiscal stimulus to stimulate growth. Global Macro Underlying Portfolios initiated short positions in US Treasury bonds and ‘bear steepener’ trades, i.e., a selloff in longer-dated sovereign bonds relative to near-dated bonds, in turn steepening the yield curve. While gains were generated during the first few months of the period, in February 2021, investors began pricing in interest-rate hikes by the US Federal Reserve sooner than previously forecast, leading to notable losses within fixed-income exposures. Alternatively, global equity and corporate credit markets performed well, giving a boost to Long/Short Equity and Event Driven Underlying Portfolios. Multi-Strategy also had a great start to the period, initially from exposure to Special Purpose Acquisition Company-related securities, followed by a strong rally in corporate bonds in the spring.

The Fund utilized total return swaps for hedging and investment purposes, which added to absolute performance for both periods.

MARKET REVIEW AND INVESTMENT STRATEGY

The six-month period ended September 30, 2021 was notably strong for risk assets such as global equities and corporate bonds. This provided a strong boost to both the benchmark index as well as portions of the Fund’s asset allocation, namely Long/Short Equity and Event Driven. The Fund is meant to be a diversifying component of a balanced asset allocation strategy; therefore, the approach of the Fund’s Senior Investment Management Team (the “Team”) is to limit strategies that tend to be more affected by fluctuations in stocks and bonds. That said, the Fund benefited from strong outperformance of Underlying Portfolios in these strategies relative to the Team’s conservative aggregated net market exposure. Global Macro struggled with the volatility in fixed-income assets, particularly in US and European government bonds. The Team was able to reduce the Fund’s exposure to the strategy during the period by reallocating assets to other strategies, and Global Macro Underlying Portfolios still owned by the Fund took down their levels of risk exposure throughout the period. Multi-Strategy had a positive backdrop during the period, with sub-strategies such as convertible bond arbitrage, merger arbitrage and quantitative market neutral all contributing.

2 | AB MULTI-MANAGER ALTERNATIVE FUND	abfunds.com

As the period came to a close, global equity markets started to show higher levels of volatility, with September resulting in the largest monthly loss since the pandemic-induced shutdowns started in March 2020. During that period with elevated volatility, all Underlying Portfolios were either flat or positive, leading the Fund to generate a positive return, while also outperforming the benchmark. This reflects the balance across the asset allocation and the limited sensitivity to fluctuations in risk-asset markets on Fund performance outcomes.

INVESTMENT POLICIES

There can be no assurance that the Fund will achieve its investment objective, be able to structure its investments as anticipated, or that its returns will be positive over any period of time. The Fund is not intended as a complete investment program for investors.

The Fund seeks to achieve its investment objective primarily by allocating its assets among investments in a diversified portfolio of private investment vehicles commonly referred to as hedge funds (“Underlying Portfolios”). The Fund will invest primarily in Underlying Portfolios pursuing the following strategies: Long/Short Equity, Event Driven, Credit/Distressed, Global Macro and Multi-Strategy. For more information on these strategies, please see “Consolidated Portfolio of Investments” on pages 8-21. As a secondary strategy, the Fund will generally also make direct investments in securities and other financial instruments. For more information regarding the Fund’s risks, please see “Disclosures and Risks” on pages 4-6 and “Note E—Risks Involved in Investing in the Fund” of the Notes to Consolidated Financial Statements on pages 40-44.

abfunds.com	AB MULTI-MANAGER ALTERNATIVE FUND | 3

DISCLOSURES AND RISKS

Benchmark Disclosure

All indices are unmanaged and do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The HFRI FOF Composite Index is an equal-weighted performance index that includes over 650 constituent funds of hedge funds that report their monthly net-of-fee returns to Hedge Fund Research, have at least $50 million under management and have been actively trading for at least 12 months. Returns of the Index are subject to subsequent revision. The MSCI World Index (net, free float-adjusted, market capitalization weighted) represents the equity market performance of developed markets. The Bloomberg US Aggregate Bond Index represents the performance of securities within the US investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, asset-backed securities and commercial mortgage-backed securities. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. Net returns include the reinvestment of dividends after deduction of non-US withholding tax. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word about Risk

An investment in the Fund’s shares involves a high degree of risk and should not constitute a complete investment program. Before making an investment decision, you should carefully consider the following risk factors, together with the other information contained in the prospectus. At any point in time, an investment in the Fund’s shares may be worth less than the original amount invested, even after taking into account the distributions paid, if any, and the ability of shareholders to reinvest distributions. If any of the risks discussed below occurs, the Fund’s results of operations could be materially and adversely affected. If this were to happen, the price of Fund shares could decline significantly and you could lose all or a part of your investment.

Investment in this Fund is highly speculative and involves substantial risk, including loss of principal, and therefore may not be suitable for all investors.

General Risk Factors: Underlying Portfolios and the Fund’s direct investments may exhibit high volatility, and investors may lose all or substantially all of their investment. Investments by Underlying Portfolios and the Fund in illiquid assets and foreign markets and the use of short sales,

4 | AB MULTI-MANAGER ALTERNATIVE FUND	abfunds.com

DISCLOSURES AND RISKS (continued)

options, leverage, futures, swaps and other derivative instruments may create special risks and substantially increase the impact and likelihood of adverse price movements. Interests in Underlying Portfolios are subject to limitations on transferability and are illiquid, and no secondary market for interests typically exists or is likely to develop. Underlying Portfolios are typically not registered with securities regulators and are therefore generally subject to little or no regulatory oversight. Performance compensation payable to an Underlying Portfolio investment advisor may create an incentive to make riskier or more speculative investments. Underlying Portfolios typically charge higher fees than many other types of investments, which can offset trading profits, if any. There can be no assurance that any Underlying Portfolio will achieve its investment objectives.

Market Risk: The value of the Fund’s assets will fluctuate as the bond or stock market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market.

Tax Risks: The Fund intends to be treated as a regulated investment company (“RIC”) under the Internal Revenue Code. However, in order to qualify as a RIC and also to avoid having to pay an “excise tax,” the Fund will be subject to certain limitations on its investments and operations, including a requirement that a specified proportion of its income come from qualifying sources, an asset diversification requirement and minimum distribution requirements. Satisfaction of the various requirements requires significant support and information from the Underlying Portfolios, and such support and information may not be available, sufficient, verifiable, or provided on a timely basis.

Limited Liquidity: The Fund’s shares are not listed on any securities exchange or traded in any other market, and are subject to substantial restrictions on transfer. Although the Fund has offered to repurchase shares on a quarterly basis, such periodic repurchase offers are at the sole discretion of the Fund’s Board of Trustees, and there is no assurance that these repurchase offers will continue. It will normally be four to six months between the time an investor tenders shares for repurchase (i.e., requests that the Fund repurchase shares as part of a repurchase offer) and the investor’s receipt of any cash proceeds associated with the repurchase.

Fund of Funds Considerations: The Fund will have no control rights over and limited transparency into the investment programs of the Underlying Portfolios in which it invests. In valuing the Fund’s holdings, the Investment Manager will generally rely on financial information provided by Underlying Portfolios, which may be unaudited, estimated and/or may not involve third parties. The Fund’s investment opportunities may be limited

abfunds.com	AB MULTI-MANAGER ALTERNATIVE FUND | 5

DISCLOSURES AND RISKS (continued)

as a result of withdrawal terms or anticipated liquidity needs (e.g., withdrawal restrictions imposed by underlying hedge funds may delay, preclude or involve expense in connection with portfolio adjustments by the Investment Manager).

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. All fees and expenses related to the operation of the Fund have been deducted. Performance assumes reinvestment of distributions and does not account for taxes.

6 | AB MULTI-MANAGER ALTERNATIVE FUND	abfunds.com

PORTFOLIO SUMMARY

September 30, 2021 (unaudited)

Net Assets ($mil): $1,062.3

1

All data are as of September 30, 2021. The Fund’s portfolio strategy breakdown is based on the Investment Manager’s internal classification and is expressed as a percentage of total investment exposure, including exposure from derivatives (see “Consolidated Portfolio of Investments” section of the report for additional details).

abfunds.com	AB MULTI-MANAGER ALTERNATIVE FUND | 7

CONSOLIDATED PORTFOLIO OF INVESTMENTS

September 30, 2021 (unaudited)

Underlying Portfolios	Shares	Fair Value ($)	% Net Assets	Liquidity*

Global Macro
Alphadyne International Fund, Ltd.	62,221	$84,741,312	8.0%	Quarterly
Brevan Howard Alpha Strategies Fund Limited	403,458	51,568,955	4.8	Monthly
Brevan Howard AS Macro Fund Limited	221,307	26,280,259	2.4	Monthly
Graham Global Investment Fund II SPC, Ltd. – Quant Macro Segregated Portfolio	196,239	29,571,577	2.8	Weekly
Pharo Macro Fund, Ltd.	7,851	34,795,699	3.3	Quarterly
The Tudor BVI Global Fund, Ltd.	4,327	69,870,288	6.6	Quarterly

Total		296,828,090	27.9

Long/Short Equity
Coatue Offshore Fund, Ltd.	101,112	43,023,904	4.1	Quarterly
Janchor Partners Pan-Asian Fund	252,641	38,399,998	3.6	Triennially
Nokota LC, LLC	1,166	235,747	0.0	At Fund’s Discretion
PFM Healthcare Offshore Fund, Ltd.	344	233,846	0.0	At Fund’s Discretion
Schonfeld Fundamental Equity Offshore Fund, Ltd.	39,203	52,300,737	4.9	Quarterly
The Children’s Investment Fund	132,600	29,522,064	2.8	Biennial
Think Investments Offshore, Ltd.	16,453	51,114,849	4.8	Semi-Annual
Two Creeks Capital Offshore Fund, Ltd.	21,269	34,501,954	3.3	Quarterly

Total		249,333,099	23.5

Multi-Strategy
Elliott International Limited – Capital Commitment	50,025	83,557,253	7.9	Quarterly
Hudson Bay International Fund, Ltd.	46,000	55,284,622	5.2	Quarterly
LMR Fund Limited	206,673	44,241,280	4.2	Quarterly
Myriad Opportunities Offshore Fund Limited	32	35,974	0.0	At Fund’s Discretion

8 | AB MULTI-MANAGER ALTERNATIVE FUND	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Underlying Portfolios	Shares	Fair Value ($)	% Net Assets	Liquidity*

Schonfeld Strategic Partners Offshore Fund, Ltd.	37,700	$50,419,333	4.7%	Monthly

Total		233,538,462	22.0

Event Driven
Antara Capital Offshore Fund, Ltd.	21,000	20,949,600	2.0	Quarterly
Indaba Capital Partners (Cayman), LP	25,898	43,732,956	4.1	Quarterly
Lion Point International, Ltd.	16,666	22,341,128	2.1	Semi-Annual
Luxor Capital Partners Offshore Liquidating SPV, Ltd.	2,317	2,472,545	0.2	At Fund’s Discretion
Senator Global Opportunity Offshore Fund II, Ltd	22,834	32,501,033	3.1	Quarterly
Senator Global Opportunity Offshore Fund, Ltd.	11,871	16,503,768	1.5	Quarterly

Total		138,501,030	13.0

Credit/Distressed
King Street Capital, Ltd.	26,855	2,679,175	0.2	At Fund’s Discretion
LMR CCSA Fund Limited	200,000	20,891,708	2.0	Quarterly
Waterfall Eden Fund, Ltd.	2,659	4,347,748	0.4	Quarterly
Wingspan Overseas Fund, Ltd.	26	20,422	0.0	Fund in Liquidation

Total		27,939,053	2.6

Total Underlying Portfolios (cost $702,197,916)		946,139,734	89.0

Common Stocks
Special Purpose Acquisition Company
Altimar Acquisition Corp. II – Class A(a)	100,000	985,000	0.1
Austerlitz Acquisition Corp. I – Class A(a)	100,842	1,002,369	0.1
BlueRiver Acquisition Corp. – Class A(a)	100,000	975,000	0.1
Broadscale Acquisition Corp. – Class A(a)	68,022	660,494	0.1

abfunds.com	AB MULTI-MANAGER ALTERNATIVE FUND | 9

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	Fair Value ($)	% Net Assets

CC Neuberger Principal Holdings III – Class A(a)	100,000	$977,000	0.1%
Churchill Capital Corp. VII – Class A(a)	24,490	238,043	0.0
Climate Real Impact Solutions II Acquisition Corp. – Class A(a)	57,556	562,898	0.1
Compute Health Acquisition Corp. – Class A(a)	100,000	977,000	0.1
Constellation Acquisition Corp. I – Class A(a)	45,223	441,376	0.0
D & Z Media Acquisition Corp. – Class A(a)	15,000	145,950	0.0
Decarbonization Plus Acquisition Corp. II – Class A(a)	100,000	989,000	0.1
DiamondHead Holdings Corp. – Class A(a)	51,562	501,440	0.0
ECP Environmental Growth Opportunities Corp. – Class A(a)	16,104	159,108	0.0
Elliott Opportunity II Corp. – Class A(a)	535,800	5,218,692	0.5
EQ Health Acquisition Corp. – Class A(a)	93,458	913,085	0.1
Hudson Executive Investment Corp. II(a)	97,230	947,992	0.1
ION Acquisition Corp. II Ltd – Class A(a)	33,619	333,164	0.0
Jaws Mustang Acquisition Corp. – Class A(a)	42,280	412,653	0.0
Kernel Group Holdings, Inc. – Class A(a)	50,000	487,000	0.0
Lazard Growth Acquisition Corp. I(a)	110,655	1,076,673	0.1
Music Acquisition Corp. (The) – Class A(a)	76,500	744,345	0.1
New Vista Acquisition Corp. – Class A(a)	97,916	953,702	0.1
North Atlantic Acquisition Corp. – Class A(a)	97,230	948,965	0.1
Novus Capital Corp. II – Class A(a)	61,794	611,761	0.1
Pathfinder Acquisition Corp. – Class A(a)	54,345	536,929	0.1
Pivotal Investment Corp. III – Class A(a)	109,130	1,062,926	0.1
RMG Acquisition Corp. III – Class A(a)	15,344	149,297	0.0
Social Leverage Acquisition Corp. I – Class A(a)	34,012	332,637	0.0
Spartan Acquisition Corp. III – Class A(a)	109,130	1,078,204	0.1

10 | AB MULTI-MANAGER ALTERNATIVE FUND	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	Fair Value ($)	% Net Assets

Thunder Bridge Capital Partners III, Inc. – Class A(a)	25,572	$249,583	0.0%
TLG Acquisition One Corp. – Class A(a)	97,161	957,036	0.1

Total Common Stocks (cost $25,476,534)		25,629,322	2.4

Warrants
Special Purpose Acquisition Company
Altimar Acquisition Corp. II – Class A, expiring 12/31/2027(a)	25,000	26,250	0.0
Austerlitz Acquisition Corp. I – Class A, expiring 02/09/2026(a)	25,210	42,605	0.0
BlueRiver Acquisition Corp. – Class A, expiring 01/04/2026(a)	33,333	21,670	0.0
Broadscale Acquisition Corp. – Class A, expiring 02/02/2026(a)	17,005	12,754	0.0
CC Neuberger Principal Holdings III, expiring 12/31/2027(a)	20,000	20,000	0.0
Churchill Capital Corp. VII, expiring 02/29/2028(a)	4,898	4,507	0.0
Climate Real Impact Solutions II Acquisition Corp., expiring 12/31/2027(a)	11,511	12,087	0.0
Compute Health Acquisition Corp. – Class A, expiring 12/31/2027(a)	25,000	24,132	0.0
Constellation Acquisition Corp. I – Class A, expiring 12/31/2027(a)	15,074	10,192	0.0
D & Z Media Acquisition Corp. - Class A, expiring 12/31/2027(a)	5,000	3,150	0.0
Decarbonization Plus Acquisition Corp. II – Class A, expiring 10/02/2025(a)	33,333	41,000	0.0
DiamondHead Holdings Corp. – Class A, expiring 01/28/2028(a)	12,890	7,605	0.0
ECP Environmental Growth Opportunities Corp., expiring 02/11/2028(a)	4,026	3,329	0.0
Elliott Opportunity II Corp., expiring 02/19/2023(a)	133,950	147,345	0.1
EQ Health Acquisition Corp. – Class A, expiring 02/02/2028(a)	46,729	27,098	0.0
Hudson Executive Investment Corp. II, expiring 01/31/2027(a)	24,307	22,122	0.0
ION Acquisition Corp. II Ltd – Class A, expiring 12/31/2027(a)	4,202	4,580	0.0

abfunds.com	AB MULTI-MANAGER ALTERNATIVE FUND | 11

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	Fair Value ($)	% Net Assets

Jaws Mustang Acquisition Corp. – Class A, expiring 01/30/2026(a)	10,570	$12,155	0.0%
Kernel Group Holdings, Inc. – Class A, expiring 01/31/2027(a)	25,000	14,750	0.0
Lazard Growth Acquisition Corp. I, expiring 12/31/2027(a)	22,131	17,262	0.0
Music Acquisition Corp. (The), expiring 02/05/2028(a)	38,250	28,496	0.0
New Vista Acquisition Corp. – Class A, expiring 12/31/2027(a)	32,638	22,847	0.0
North Atlantic Acquisition Corp. – Class A, expiring 10/20/2025(a)	32,410	24,304	0.0
Northern Star Investment Corp. II – Class A, expiring 01/31/2028(a)	12,964	18,279	0.0
Novus Capital Corp. II – Class A, expiring 12/31/2027(a)	20,598	22,452	0.0
Pathfinder Acquisition Corp. – Class A, expiring 12/31/2027(a)	10,869	10,323	0.0
Pivotal Investment Corp. III – Class A, expiring 12/31/2027(a)	21,826	19,209	0.0
RMG Acquisition Corp. III – Class A, expiring 12/31/2027(a)	3,068	2,792	0.0
Social Leverage Acquisition Corp. I – Class A, expiring 12/31/2027(a)	8,503	7,058	0.0
Spartan Acquisition Corp. III – Class A, expiring 02/04/2026(a)	27,282	30,010	0.0
Thunder Bridge Capital Partners III Inc – Class A, expiring 02/15/2028(a)	5,114	3,835	0.0
TLG Acquisition One Corp. – Class A, expiring 12/31/2027(a)	32,387	18,461	0.0

Total Warrants (cost $753,120)		682,659	0.1

12 | AB MULTI-MANAGER ALTERNATIVE FUND	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	Fair Value ($)	% Net Assets

Short-Term Investments
Investment Companies
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.01%(b)(c)(d) (cost $44,499,000)	44,499,000	$44,499,000	4.2%

Total Investments (cost $772,926,570)		1,016,950,715	95.7
Other assets less liabilities		45,371,837	4.3

Net Assets		$1,062,322,552	100.0%

TOTAL RETURN SWAPS (see Note C)

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Obligation
Goldman Sachs & Co.
Arrow Global Group PLC	1 Month LIBOR Plus 0.35%	Maturity	GBP	1,172	01/05/2023	$14,138
Cadence BanCorp	1 Month LIBOR Plus 0.35%	Maturity	USD	2,387	07/15/2025	251,100
Change Healthcare, Inc.	1 Month LIBOR Plus 0.35%	Maturity	USD	4,483	01/05/2023	(633,234)
Coherent, Inc.	1 Month LIBOR Plus 0.35%	Maturity	USD	4,740	01/05/2023	939,096
DSP Group, Inc.	1 Month LIBOR Plus 0.35%	Maturity	USD	1,322	07/15/2025	7,718
Flagstar Bancorp, Inc.	1 Month LIBOR Plus 0.35%	Maturity	USD	5,519	01/05/2023	461,419
Forterra, Inc.	1 Month LIBOR Plus 0.35%	Maturity	USD	3,235	01/05/2023	24,810
Hill-Rom Holdings, Inc.	1 Month LIBOR Plus 0.35%	Maturity	USD	4,002	07/15/2025	(43,495)
Inovalon Holdings, Inc.	1 Month LIBOR Plus 0.35%	Maturity	USD	1,029	07/15/2025	(5,527)
Kansas City Southern	1 Month LIBOR Plus 0.35%	Maturity	USD	4,952	01/05/2023	202,766
Magnachip Semiconductor Corp.	1 Month LIBOR Plus 0.35%	Maturity	USD	574	01/05/2023	(195,819)
Meridian Bancorp, Inc.	1 Month LIBOR Plus 0.35%	Maturity	USD	1,792	01/05/2023	(64,903)
Nuance Communications, Inc.	1 Month LIBOR Plus 0.35%	Maturity	USD	4,914	01/05/2023	160,034
People’s United Financial, Inc.	1 Month LIBOR Plus 0.35%	Maturity	USD	2,244	01/05/2023	(69,755)

abfunds.com	AB MULTI-MANAGER ALTERNATIVE FUND | 13

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
PPD, Inc.	1 Month LIBOR Plus 0.35%	Maturity	USD	4,564	07/15/2025	$72,892
Shaw Communications, Inc.	1 Month CDOR Plus 0.35%	Maturity	CAD	6,086	01/05/2023	434,859
Siltronic AG	1 Month EURIBOR Plus 0.35%	Maturity	EUR	4,008	01/05/2023	(100,581)
Welbilt, Inc.	1 Month LIBOR Plus 0.35%	Maturity	USD	4,751	07/15/2025	496,383
JPMorgan Chase Bank, NA
Atotech, Ltd.	1 Month OBFR Plus 0.40%	Maturity	USD	3,583	08/12/2022	(92,549)
CIT Group, Inc.	1 Month OBFR Plus 0.40%	Maturity	USD	5,156	08/12/2022	96,941
Domtar Corp.	1 Month OBFR Plus 0.40%	Maturity	USD	4,725	08/12/2022	5,733
Ferro Corp.	1 Month OBFR Plus 0.40%	Maturity	USD	801	08/12/2022	(46,444)
Five9, Inc.	1 Month OBFR Plus 0.40%	Maturity	USD	3,666	08/12/2022	(476,351)
GrandVision NV	1 Month ESTR Plus 0.30%	Maturity	EUR	3,257	08/12/2022	279,900
IHS Markit, Ltd.	1 Month OBFR Plus 0.40%	Maturity	USD	5,239	08/12/2022	1,182,216
Itamar Medical, Ltd.	1 Month OBFR Plus 0.40%	Maturity	USD	372	08/12/2022	(36)
JPABSAA1(1)	0.00%	Quarterly	USD	10,749	10/15/2021	(381)
Lydall, Inc.	1 Month OBFR Plus 0.40%	Maturity	USD	1,311	08/12/2022	26,872
PNM Resources, Inc.	1 Month OBFR Plus 0.40%	Maturity	USD	5,003	08/12/2022	6,450
QAD, Inc.	1 Month OBFR Plus 0.40%	Maturity	USD	300	08/12/2022	2,901
Raven Industries, Inc.	1 Month OBFR Plus 0.40%	Maturity	USD	644	08/12/2022	5,169
Reliant Bancorp, Inc.	1 Month OBFR Plus 0.40%	Maturity	USD	584	08/12/2022	57,618
Stamps.com, Inc.	1 Month OBFR Plus 0.40%	Maturity	USD	1,846	08/12/2022	22,772
State Auto Financial Corporation	1 Month OBFR Plus 0.40%	Maturity	USD	2,097	08/12/2022	30,370
Sumo Group PLC	1 Month SONIA Plus 0.35%	Maturity	GBP	1,701	08/12/2022	(26,661)
VEREIT, Inc.	1 Month OBFR Plus 0.40%	Maturity	USD	4,596	08/12/2022	(192,339)
Macquarie Bank Ltd.
MQCP736E(2)	0.00%	Quarterly	USD	16,159	04/19/2022	(300,523)

14 | AB MULTI-MANAGER ALTERNATIVE FUND	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
Morgan Stanley Capital Services, LLC
Acceleron Pharma, Inc.	1 Month LIBOR Plus 0.30%	Maturity	USD	3,246	10/18/2023	$(26,676)
Aerojet Rocketdyne Holdings, Inc.	1 Month LIBOR Plus 0.30%	Maturity	USD	4,435	12/13/2021	(754,362)
American National Group, Inc.	1 Month LIBOR Plus 0.30%	Maturity	USD	853	12/13/2021	9,241
Athene Holding, Ltd.	1 Month LIBOR Plus 0.30%	Maturity	USD	5,049	12/13/2021	696,266
Atlantic Capital Bancshares, Inc.	1 Month LIBOR Plus 0.30%	Maturity	USD	1,246	12/13/2021	92,533
Avast PLC	1 Month LIBOR Plus 0.50%	Maturity	GBP	2,664	10/18/2023	(145,415)
CAI International, Inc.	1 Month LIBOR Plus 0.30%	Maturity	USD	2,501	12/13/2021	5,796
Cloudera, Inc.	1 Month LIBOR Plus 0.30%	Maturity	USD	2,337	12/13/2021	22,498
Columbia Property Trust, Inc.	1 Month LIBOR Plus 0.30%	Maturity	USD	2,250	10/18/2023	(4,724)
Cornerstone OnDemand, Inc.	1 Month LIBOR Plus 0.30%	Maturity	USD	1,638	10/18/2023	10,742
Echo Global Logistics, Inc.	1 Month LIBOR Plus 0.30%	Maturity	USD	1,233	10/18/2023	(1,179)
Gamesys Group PLC	1 Month LIBOR Plus 0.50%	Maturity	GBP	345	10/18/2023	5,354
Golden Nugget Online Gaming, Inc.	1 Month LIBOR Plus 0.30%	Maturity	USD	842	10/18/2023	(49,485)
Great Western Bancorp, Inc.	1 Month LIBOR Plus 0.30%	Maturity	USD	468	10/18/2023	2,595
GreenSky, Inc.	1 Month LIBOR Plus 0.30%	Maturity	USD	2,832	10/18/2023	(105,669)
Intersect ENT, Inc.	1 Month LIBOR Plus 0.30%	Maturity	USD	3,254	10/18/2023	(17,360)
Investors Bancorp, Inc.	1 Month LIBOR Plus 0.30%	Maturity	USD	2,467	10/18/2023	164,795
Itamar Medical, Ltd.	1 Month LIBOR Plus 0.30%	Maturity	USD	1,629	10/18/2023	833
Kadmon Holdings, Inc.	1 Month LIBOR Plus 0.30%	Maturity	USD	3,460	10/18/2023	(172,167)
Kraton Corp.	1 Month LIBOR Plus 0.30%	Maturity	USD	2,101	10/18/2023	26,085
Magellan Health, Inc.	1 Month LIBOR Plus 0.30%	Maturity	USD	4,192	12/13/2021	57,494
Medallia, Inc.	1 Month LIBOR Plus 0.30%	Maturity	USD	1,247	12/13/2021	10,017
Meggitt PLC	1 Month LIBOR Plus 0.50%	Maturity	GBP	2,698	12/13/2021	44,680
MGM Growth Properties LLC	1 Month LIBOR Plus 0.30%	Maturity	USD	32	12/13/2021	(713)

abfunds.com	AB MULTI-MANAGER ALTERNATIVE FUND | 15

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)	Maturity Date	Unrealized Appreciation/ (Depreciation)
MSUSABBD(3)	0.00%	Quarterly	USD	25,098	06/15/2022	$(17,644)
MSUSABDM(4)	0.00%	Quarterly	USD	35,965	10/15/2021	(36,229)
MSUSABEE(5)	0.00%	Quarterly	USD	27,534	06/15/2022	(68,615)
MSUSABEM(6)	0.00%	Quarterly	USD	42,254	10/15/2021	264,264
MSUSABEQ(7)	0.00%	Quarterly	USD	17,340	10/15/2021	(75,953)
Progenics Pharmaceuticals, Inc.	1 Month LIBOR	Maturity	USD	0	**	12/13/2021	– 0	–
Sanderson Farms, Inc.	1 Month LIBOR Plus 0.30%	Maturity	USD	1,160	12/13/2021	(42,965)
Sanne Group PLC	1 Month LIBOR Plus 0.50%	Maturity	GBP	612	10/18/2023	(495)
Score Media and Gaming, Inc.	1 Month LIBOR Plus 0.30%	Maturity	USD	3,940	10/18/2023	102,320
Sportsman’s Warehouse Holdings, Inc.	1 Month LIBOR Plus 0.30%	Maturity	USD	3,164	12/13/2021	33,225
Suez Environment SA	1 Month EURIBOR Plus 0.50%	Maturity	EUR	579	10/18/2023	1,800
Trillium Therapeutics, Inc.	1 Month LIBOR Plus 0.30%	Maturity	USD	3,036	10/18/2023	3,746
Triple-S Management Corp.	1 Month LIBOR Plus 0.30%	Maturity	USD	1,631	10/18/2023	16,459
Ultra Electronics Holdings PLC	1 Month LIBOR Plus 0.50%	Maturity	GBP	3,104	10/18/2023	(82,486)
Veoneer, Inc.	1 Month LIBOR Plus 0.30%	Maturity	USD	1,902	12/13/2021	171,881
WPT Industrial Real Estate Investment Trust	1 Month LIBOR Plus 0.30%	Maturity	USD	2,411	12/13/2021	(13,059)
Xilinx, Inc.	1 Month LIBOR Plus 0.30%	Maturity	USD	2,473	12/13/2021	504,243

Pay Total Return on Reference Obligation
Goldman Sachs & Co.
BancorpSouth Bank	1 Month LIBOR Minus 0.28%	Maturity	USD	2,266	07/15/2025	(237,209)
Canadian Pacific Railway, Ltd.	1 Month LIBOR Minus 0.22%	Maturity	USD	3,434	07/15/2025	136,598
II-VI, Inc.	1 Month LIBOR Minus 0.31%	Maturity	USD	1,024	01/05/2023	137,793
Independent Bank Corp.	1 Month LIBOR Minus 0.30%	Maturity	USD	1,809	07/15/2025	81,060
M&T Bank Corp.	1 Month LIBOR Minus 0.30%	Maturity	USD	2,263	07/15/2025	135,387
New York Community Bancorp, Inc.	1 Month LIBOR Minus 0.30%	Maturity	USD	5,617	07/15/2025	(285,314)
JPMorgan Chase Bank, NA
First Citizens BancShares, Inc.	1 Month OBFR Minus 0.40%	Maturity	USD	5,186	08/12/2022	(110,902)
MKS Instruments, Inc.	1 Month OBFR Minus 0.40%	Maturity	USD	1,236	08/12/2022	120,696

16 | AB MULTI-MANAGER ALTERNATIVE FUND	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
Realty Income Corp.	1 Month OBFR Minus 0.10%	Maturity	USD	4,646	08/12/2022	$263,675
S&P Global, Inc.	1 Month OBFR Minus 0.40%	Maturity	USD	5,416	08/12/2022	(1,232,909)
United Community Bank, Inc.	1 Month OBFR Minus 0.40%	Maturity	USD	595	08/12/2022	(59,881)
Zoom Video Communications	1 Month OBFR Minus 0.40%	Maturity	USD	3,321	08/12/2022	1,138,055
Morgan Stanley Capital Services, LLC
Advanced Micro Devices, Inc.	1 Month LIBOR Minus 0.31%	Maturity	USD	2,905	12/13/2021	(592,472)
Apollo Global Management, Inc.	1 Month LIBOR Minus 0.31%	Maturity	USD	5,189	12/13/2021	(569,635)
Citizens Financial Group, Inc.	1 Month LIBOR Minus 0.31%	Maturity	USD	2,278	10/18/2023	(160,953)
DraftKings, Inc.	1 Month LIBOR Minus 0.29%	Maturity	USD	852	10/18/2023	69,903
First Interstate BancSystem, Inc.	1 Month LIBOR Minus 0.29%	Maturity	USD	485	10/18/2023	(2,546)
Goldman Sachs Group, Inc./The	1 Month LIBOR Minus 0.29%	Maturity	USD	2,872	10/18/2023	124,487
NortonLifeLock, Inc.	1 Month LIBOR Minus 0.31%	Maturity	USD	359	10/18/2023	9,712
Penn National Gaming, Inc.	1 Month LIBOR Minus 0.31%	Maturity	USD	2,000	10/18/2023	21,147
SouthState Corp.	1 Month LIBOR Minus 0.30%	Maturity	USD	1,265	10/18/2023	(77,224)
VICI Properties, Inc.	1 Month LIBOR Minus 0.28%	Maturity	USD	32	12/13/2021	1,655

						$2,076,353

**	Notional amount less than 500.

(a)	Non-income producing security.

(b)	Affiliated investments.

(c)	The rate shown represents the 7-day yield as of period end.

(d)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

*	The investment strategies and liquidity of the Underlying Portfolios in which the Fund invests are as follows:

Global Macro Underlying Portfolios aim to identify and exploit imbalances in global economics and asset classes, typically utilizing macroeconomic and technical market factors rather than “bottom-up” individual security analysis. The Underlying Portfolios within this strategy are subject to 3 – 90 day redemption notice periods. The majority of the Underlying Portfolios are no longer subject to initial lockups. Certain Underlying Portfolios have lock up periods of up to one year.

Long/Short Equity Underlying Portfolios seek to buy securities with the expectation that they will increase in value (“going long”) and sell securities short in the expectation that they will decrease in value (“going short”). Underlying Portfolios within this strategy are generally subject to 45 – 120 day redemption notice periods. The majority of the Underlying Portfolios are no longer subject to initial lockups. Certain Underlying Portfolios have lock up periods of up to three years.

abfunds.com	AB MULTI-MANAGER ALTERNATIVE FUND | 17

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Multi-Strategy Underlying Portfolios invest across multiple strategies, including long/short equity, event driven, global macro, credit/distressed and emerging markets, in which the investment process is predicated on movements in underlying economic variables and the impact these variables have on equity, fixed income, currency, commodity and other financial instrument markets. Underlying Portfolios within this strategy are generally subject to 45 – 90 day redemption notice periods. Certain Underlying Portfolios may have lock up periods of two years.

Event Driven Underlying Portfolios seek to take advantage of information inefficiencies resulting from a particular corporate event, such as a takeover, liquidation, bankruptcy, tender offer, buyback, spin off, exchange offer, merger or other type of corporate reorganization. Underlying Portfolios within this strategy are generally subject to 60 – 90 day redemption notice periods. The majority of the Underlying Portfolios are no longer subject to initial lockups. Certain Underlying Portfolios have lock up periods of up to one year.

Credit/Distressed Underlying Portfolios invest in a variety of fixed income and other securities, including bonds (corporate and government), bank debt, asset-backed financial instruments, mortgage-backed securities and mezzanine and distressed securities, as well as securities of distressed companies and high yield securities. Underlying Portfolios within this strategy are generally subject to 90 day redemption notice periods. The majority of the Underlying Portfolios are no longer subject to initial lockups.

The Fund may also make direct investments in securities (other than securities of Underlying Portfolios), options, futures, options on futures, swap contracts, or other derivative or financial instruments.

Currency Abbreviations:

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

CHF – Swiss Franc

CLP – Chilean Peso

CNY – Chinese Yuan Renminbi

COP – Colombian Peso

CZK – Czech Koruna

EUR – Euro

GBP – Great British Pound

HUF – Hungarian Forint

IDR – Indonesian Rupiah

INR – Indian Rupee

JPY – Japanese Yen

KRW – South Korean Won

MXN – Mexican Peso

MYR – Malaysian Ringgit

NOK – Norwegian Krone

NZD – New Zealand Dollar

PEN – Peruvian Sol

PHP – Philippine Peso

PLN – Polish Zloty

RUB – Russian Ruble

SEK – Swedish Krona

THB – Thailand Baht

TRY – Turkish Lira

TWD – New Taiwan Dollar

USD – United States Dollar

ZAR – South African Rand

Glossary:

BIST – Borsa Istanbul Stock Exchange

CBT – Chicago Board of Trade

CDOR – Canadian Dealer Offered Rate

EAFE – Europe, Australia, and Far East

ESTR – Euro Short-Term Rate

ETS – Emission Trading Scheme

EURIBOR – Euro Interbank Offered Rate

FTSE – Financial Times Stock Exchange

JSE – Johannesburg Stock Exchange

KC HRW – Kansas City Hard Red Winter

KLCI – Kuala Lumpur Composite Index

KOSPI – Korea Composite Stock Price Index

LIBOR – London Interbank Offered Rate

LME – London Metal Exchange

MSCI – Morgan Stanley Capital International

OBFR – Overnight Bank Funding Rate

OMXS – Stockholm Stock Exchange

OSE – Osaka Securities Exchange

RBOB – Reformulated Gasoline Blend-Stock for Oxygen Blending (Unleaded Gas)

RTS – Russian Trading System

SONIA – Sterling Overnight Index Average

SGX – Singapore Exchange

SPI – Share Price Index

TOPIX – Tokyo Price Index

TSX – Toronto Stock Exchange

ULSD – Ultra-Low Sulfur Diesel

WIG – Warszawski Indeks Gieldowy

WTI – West Texas Intermediate

18 | AB MULTI-MANAGER ALTERNATIVE FUND	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

(1)	The following table represents the 50 largest (long/(short)) equity basket holdings underlying the total return swap in JPABSAA1 as of September 30, 2021.

Security Description	Shares	Current Notional		Percent of Basket’s Value
S&P 500 Total Return Index	(1,277)	USD	(11,486,642)	(106.9)%
MSCI Daily TR Gross EAFE Index	(536)		(5,454,501)	(50.7)%
JPMorgan Cash Index	(11,048)		(3,368,202)	(31.3)%
Microsoft Corp.	3,372		950,774	8.8%
Alphabet, Inc.	245		651,841	6.1%
MSCI Daily TR Gross Canada Index	(54)		(546,980)	(5.1)%
Apple, Inc.	3,477		491,994	4.6%
Amazon.com, Inc.	150		491,994	4.6%
Oracle Corp.	5,289		460,855	4.3%
Roche Holding AG	1,252		458,780	4.3%
AutoZone, Inc.	260		442,172	4.1%
Facebook, Inc.	1,223		415,185	3.9%
Paychex, Inc.	3,618		406,881	3.8%
UnitedHealth Group, Inc.	1,036		404,805	3.8%
Koninklijke Ahold Delhaize NV	10,971		365,363	3.4%
S&P Global, Inc.	840		357,059	3.3%
Novo Nordisk A/S	3,665		354,983	3.3%
Royal Bank of Canada	3,568		354,983	3.3%
Swedish Match AB	40,037		350,831	3.3%
Walmart, Inc.	2,487		346,680	3.2%
RELX PLC	11,535		334,224	3.1%
Constellation Software, Inc./Canada	202		330,072	3.1%
Texas Instruments, Inc.	1,609		309,313	2.9%
JPMorgan Chase & Co.	1,839		301,009	2.8%
Salmar ASA	4,456		296,857	2.8%
Home Depot, Inc. (The)	892		292,705	2.7%
Capgemini SE	1,382		288,554	2.7%
Procter & Gamble Co. (The)	2,049		286,478	2.7%
Partners Group Holding AG	180		282,326	2.6%
Royal Dutch Shell PLC	125		278,174	2.6%
Nippon Telegraph & Telephone Co.	9,310		257,415	2.4%
Oracle Corp./Japan	2,925		257,415	2.4%
Taiwan Semiconductor Manufacturing Co., Ltd.	2,064		230,428	2.1%
T Rowe Price Group, Inc.	1,171		230,428	2.1%
Automatic Data Processing, Inc.	1,132		226,276	2.1%
Deckers Outdoor Corp.	622		224,200	2.1%
Thermo Fisher Scientific, Inc.	385		220,048	2.0%
CME Group, Inc.	1,095		211,744	2.0%
Progressive Corp. (The)	2,343		211,744	2.0%
Toronto-Dominion Bank (The)	3,105		205,517	1.9%
Philip Morris Internaitonal, Inc.	2,146		203,441	1.9%
Bank Leumi Le-Israel	239		203,441	1.9%
NextEra Energy, Inc.	2,538		199,289	1.9%
Electronic Arts, Inc.	1,401		199,289	1.9%
Booz Allen Hamilton Holding Co.	2,512		199,289	1.9%
NortonLifeLock, Inc.	7,877		199,289	1.9%
Visa, Inc.	895		199,289	1.9%
Anthem, Inc.	535		199,289	1.9%
DBS Group Holdings, Ltd.	8,737		195,137	1.8%
Broadcom, Inc.	402		195,137	1.8%
Other Long	235,729		6,190,410	57.6%

abfunds.com	AB MULTI-MANAGER ALTERNATIVE FUND | 19

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

(2)	The following table represents the (long/(short)) futures basket holdings underlying the total return swap in MQCP736E as of September 30, 2021.

Security Description	Current Notional		Percent of Basket’s Value
LME Primary Aluminum Futures 11/2021	USD	(1,876,096)	(11.6)%
Cattle Feeder Futures 11/2021		(1,475,763)	(9.1)%
Coffee ‘C’ Futures 03/2022		(1,189,851)	(7.4)%
Platinum Futures 01/2022		1,098,190	6.8%
Brent Crude Futures 01/2022		1,070,528	6.6%
Soybean Futures 01/2022		761,358	4.7%
NY Harbor ULSD Futures 12/2021		(748,102)	(4.6)%
LME Nickel Futures 11/2021		650,491	4.0%
Lean Hogs Futures 02/2022		619,247	3.8%
Corn Futures 03/2022		613,433	3.8%
Wheat Futures (CBT) 03/2022		(610,407)	(3.8)%
LME Copper Futures 11/2021		601,541	3.7%
Gold 100 OZ Futures 12/2021		(547,844)	(3.4)%
LME Zinc Futures 11/2021		(538,597)	(3.3)%
Live Cattle Futures 02/2022		516,193	3.2%
Low Sulphur Gasoil Futures 12/2021		498,748	3.1%
Silver Futures 12/2021		482,538	3.0%
LME Lead Futures 11/2021		386,799	2.4%
Palladium Futures 12/2021		(341,039)	(2.1)%
KC HRW Wheat Futures 03/2022		(330,897)	(2.0)%
Soybean Meal Futures 01/2022		309,467	1.9%
Sugar #11 (World) Futures 05/2022		278,532	1.7%
Natural Gas Futures 12/2021		(248,242)	(1.5)%
Gasoline RBOB Futures 12/2021		170,142	1.1%
Cocoa Futures 03/2022		(153,230)	(0.9)%
WTI Crude Futures 12/2021		128,719	0.8%
Cotton No. 2 Futures 03/2022		(82,074)	(0.5)%
Soybean Oil Futures 01/2022		(69,434)	(0.4)%

(3)	The following table represents the (long/(short)) futures basket holdings underlying the total return swap in MSUSABBD as of September 30, 2021.

Security Description	Current Notional		Percent of Basket’s Value
U.S. T-Note 10 Yr (CBT) Futures 12/2021	USD	(4,439,838)	(17.7)%
Australian 10 Yr Bond Futures 02/2021		3,609,094	14.4%
Canadian 10 Yr Bond Futures 12/2021		(1,914,978)	(7.6)%
Euro-Bund Futures 12/2021		1,214,744	4.8%
Japan 10 Yr Bond (OSE) Futures 12/2021		92,863	0.4%
Long Gilt Futures 12/2021		77,804	0.3%

(4)	The following table represents the (long/(short)) forwards basket holdings underlying the total return swap in MSUSABDM as of September 30, 2021.

Security Description	Current Notional		Percent of Basket’s Value
SEK/USD 10/29/2021	USD	3,021,029	16.8%
CHF/USD 10/29/2021		(2,952,696)	(16.4)%
EUR/USD 10/29/2021		2,179,456	12.1%
NZD/USD 10/29/2021		(2,049,984)	(11.4)%
GBP/USD 10/29/2021		(1,931,301)	(10.7)%
JPY/USD 10/29/2021		1,877,354	10.4%
AUD/USD 10/29/2021		(1,060,957)	(5.9)%
NOK/USD 10/29/2021		1,010,606	5.6%
CAD/USD 10/29/2021		(68,333)	(0.4)%

20 | AB MULTI-MANAGER ALTERNATIVE FUND	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

(5)	The following table represents the (long/(short)) futures basket holdings underlying the total return swap in MSUSABEE as of September 30, 2021.

Security Description	Current Notional		Percent of Basket’s Value
SGX Nifty 50 Futures 10/2021	USD	(3,075,517)	(11.2)%
FTSE KLCI Futures 10/2021		2,188,931	8.0%
KOSPI2 Index Futures 12/2021		2,120,097	7.7%
Set50 Futures 12/2021		1,486,821	5.4%
RTS Index Futures 12/2021		1,109,609	4.0%
MSCI Russia Index Futures		(1,109,609)	(4.0)%
BIST 30 Futures 10/2021		(966,434)	(3.5)%
FTSE/JSE Top 40 Futures 12/2021		(688,343)	(2.5)%
iBovespa Index Futures 10/2021		(685,590)	(2.5)%
Mexican Bolsa Index Futures 12/2021		(413,006)	(1.5)%
FTSE Taiwan Index Futures 10/2021		368,952	1.3%
FTSE China A50 Index Futures 10/2021		297,364	1.1%
WIG 20 Index Futures 12/2021		(289,104)	(1.1)%

(6)	The following table represents the (long/(short)) forwards basket holdings underlying the total return swap in MSUSABEM as of September 30, 2021.

Security Description	Current Notional		Percent of Basket’s Value
PHP/USD 10/29/2021	USD	4,174,674	19.8%
THB/USD 10/29/2021		(2,847,905)	(13.5)%
INR/USD 10/29/2021		2,704,242	12.8%
RUB/USD 10/29/2021		2,590,157	12.3%
MYR/USD 10/29/2021		2,243,676	10.6%
TWD/USD 10/29/2021		(2,045,083)	(9.7)%
BRL/USD 10/29/2021		1,884,519	8.9%
KRW/USD 10/29/2021		(1,698,602)	(8.0)%
COP/USD 10/29/2021		(1,407,051)	(6.7)%
PEN/USD 10/29/2021		(1,280,290)	(6.1)%
HUF/USD 10/29/2021		(1,259,163)	(6.0)%
CLP/USD 10/29/2021		(1,195,782)	(5.7)%
PLN/USD 10/29/2021		(1,073,246)	(5.1)%
ZAR/USD 10/29/2021		(1,064,795)	(5.0)%
MXN/USD 10/29/2021		849,301	4.0%
CNY/USD 10/29/2021		(278,875)	(1.3)%
CZK/USD 10/29/2021		(97,184)	(0.5)%
IDR/USD 10/29/2021		(33,803)	(0.2)%
TRY/USD 10/29/2021		4,225	0.0%

(7)	The following table represents the (long/(short)) futures basket holdings underlying the total return swap in MSUSABEQ as of September 30, 2021.

Security Description	Current Notional		Percent of Basket’s Value
SPI 200 Futures 12/2021	USD	(1,662,921)	(19.2)%
Hang Seng Index Futures 10/2021		1,503,392	17.3%
TOPIX Index Futures 12/2021		1,413,223	16.3%
S&P/TSX 60 Index Futures 12/2021		(1,356,000)	(15.6)%
MSCI Singapore IX ETS Futures 10/2021		(1,061,218)	(12.2)%
Euro STOXX 50 Index Futures 12/2021		808,051	9.3%
OMXS 30 Index Futures 10/2021		757,765	8.7%
S&P 500 E-Mini Futures 12/2021		(681,468)	(7.9)%
FTSE 100 Index Futures 12/2021		(553,151)	(6.4)%
Swiss Market Index Futures 12/2021		218,486	2.5%

See notes to consolidated financial statements.

abfunds.com	AB MULTI-MANAGER ALTERNATIVE FUND | 21

CONSOLIDATED STATEMENT OF ASSETS & LIABILITIES

September 30, 2021 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $728,427,570)	$972,451,715
Affiliated issuers (cost $44,499,000)	44,499,000
Cash	34,488,954
Cash collateral due from broker	31,209,630
Foreign currencies, at value (cost $61,955)	61,660
Unrealized appreciation on total return swaps	9,269,192
Investments in Underlying Portfolios paid in advance (see Note A2)	7,000,000
Receivable for investments sold	1,362,260
Receivable for terminated total return swaps	20,309
Affiliated dividends receivable	350

Total assets	1,100,363,070

Liabilities
Payable for shares of beneficial interest redeemed	21,123,917
Subscriptions received in advance	7,607,000
Unrealized depreciation on total return swaps	7,192,839
Management fee payable	897,707
Administrative fee payable	144,553
Payable for terminated total return swaps	84,644
Transfer Agent fee payable	17,991
Accrued expenses	971,867

Total liabilities	38,040,518

Net Assets	$1,062,322,552

Composition of Net Assets
Shares of beneficial interest, at par	$86,338
Additional paid-in capital	939,118,579
Distributable earnings	123,117,635

Net Assets	$1,062,322,552

Shares of beneficial interest outstanding unlimited shares authorized, with par value of $.001 (based on 86,337,628 shares outstanding)	$12.30

See notes to consolidated financial statements.

22 | AB MULTI-MANAGER ALTERNATIVE FUND	abfunds.com

CONSOLIDATED STATEMENT OF OPERATIONS

Six Months Ended September 30, 2021 (unaudited)

Investment Income
Dividends—Affiliated issuers		$2,476

Expenses
Management fee (see Note B)	$5,331,694
Custody and accounting	240,499
Administrative	139,264
Transfer agency	106,634
Credit facility fees	63,542
Audit and tax	62,611
Registration fees	46,770
Legal	30,373
Printing	23,423
Trustees’ fees	18,638
Miscellaneous	55,842

Total expenses before interest expense	6,119,290
Interest expense	366

Total expenses	6,119,656
Less: expenses waived and reimbursed by the Investment Manager (see Note B)	(12,150)

Net expenses		6,107,506

Net investment loss		(6,105,030)

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain on:
Investment transactions		8,007,907
Swaps		956,761
Foreign currency transactions		22,993
Net change in unrealized appreciation/depreciation of:
Investments		21,644,921
Swaps		1,091,925
Foreign currency denominated assets and liabilities		(391)

Net gain on investment and foreign currency transactions		31,724,116

Net Increase in Net Assets from Operations		$25,619,086

See notes to consolidated financial statements.

abfunds.com	AB MULTI-MANAGER ALTERNATIVE FUND | 23

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended September 30, 2021 (unaudited)		Year Ended March 31, 2021
Increase (Decrease) in Net Assets from Operations
Net investment loss	$(6,105,030)		$(11,536,705)
Net realized gain on investment and foreign currency transactions	8,987,661		22,456,876
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	22,736,455		169,160,328
Contributions from Affiliates (see Note B)	– 0	–	6,897

Net increase in net assets from operations	25,619,086		180,087,396
Distribution to Shareholders	– 0	–	(60,506,939)
Transactions in Shares of Beneficial Interest
Net increase (decrease) (see Note D)	(1,309,763)		14,103,696

Total increase	24,309,323		133,684,153
Net Assets
Beginning of period	1,038,013,229		904,329,076

End of period	$1,062,322,552		$1,038,013,229

See notes to consolidated financial statements.

24 | AB MULTI-MANAGER ALTERNATIVE FUND	abfunds.com

CONSOLIDATED STATEMENT OF CASH FLOWS

For the six months ended September 30, 2021 (unaudited)

Cash flows from operating activities
Net increase in net assets from operations		$25,619,086
Reconciliation of net increase in net assets from operations to net increase in cash from operating activities
Purchases of Underlying Portfolio shares	$(54,934,909)
Purchases of short-term investments	(70,700,000)
Sales of Underlying Portfolio shares	79,754,784
Proceeds from disposition of short-term investments	54,600,000
Net realized gain on investment transactions and foreign currency transactions	(8,987,661)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(22,736,455)
Decrease in receivable for investments sold	260,479
Increase in Affiliated dividends receivable	(69)
Increase in cash collateral due from broker	(2,633,630)
Increase in Management fee payable	16,367
Increase in Administrative fee payable	973
Increase in Transfer Agent fee payable	332
Increase in accrued expenses	68,252
Proceeds on swaps, net	1,089,469

Total adjustments		(24,202,068)

Net cash provided by (used in) operating activities		1,417,018
Cash flows from financing activities
Subscriptions, including change in subscriptions received in advance	39,481,871
Redemptions, net of payable for shares of beneficial interest redeemed	(41,974,913)

Net cash provided by (used in) financing activities		(2,493,042)
Effect of exchange rate on cash		22,602

Net decrease in cash		(1,053,422)
Cash at beginning of period		35,604,036

Cash at end of period		$34,550,614

Supplemental disclosure of cash flow information
Interest expense paid during the period	$366

See notes to consolidated financial statements.

abfunds.com	AB MULTI-MANAGER ALTERNATIVE FUND | 25

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

September 30, 2021 (unaudited)

NOTE A

Significant Accounting Policies

AB Multi-Manager Alternative Fund (the “Fund”) is a statutory trust formed under the laws of the State of Delaware and registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The Fund commenced operations on October 1, 2012. The Fund’s investment objective is to seek long-term capital appreciation. There can be no assurance that the Fund will achieve its investment objective, be able to structure its investments as anticipated, or that its returns will be positive over any period of time. The Fund is not intended as a complete investment program for investors. The Fund seeks to achieve its investment objective primarily by allocating its assets among investments in private investment vehicles (“Underlying Portfolios”), commonly referred to as hedge funds, that are managed by unaffiliated asset managers that employ a broad range of investment strategies. As a secondary strategy, the Fund will generally also make direct investments in securities and other financial instruments. As part of the Fund’s investment strategy, the Fund seeks exposure to commodities and commodities-related instruments and derivatives primarily through investments in AB Multi-Manager Alternative Fund (Cayman), Ltd., a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary commenced operations on September 21, 2018. The Fund is the sole shareholder of the Subsidiary and it is intended that the Fund will remain the sole shareholder and will continue to control the Subsidiary. Under the Articles of Association of the Subsidiary, shares issued by the Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiary. As of September 30, 2021, net assets of the Fund were $1,062,322,552, of which $9,207,286, or approximately 1%, represented the Fund’s ownership of all issued shares and voting rights of the Subsidiary. This report presents the consolidated financial statements of the Fund and the Subsidiary. All intercompany transactions and balances have been eliminated in consolidation. The consolidated financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the consolidated financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

26 | AB MULTI-MANAGER ALTERNATIVE FUND	abfunds.com

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

1. Valuation of Investments

The Fund’s Board of Trustees (the “Board”) has approved pricing and valuation policies and procedures pursuant to which the Fund’s investments in Underlying Portfolios are valued at fair value (the “Valuation Procedures”). Among other matters, the Valuation Procedures set forth the Fund’s valuation policies and the mechanisms and processes to be employed on a monthly basis to implement such policies. In accordance with the Valuation Procedures, fair value of an Underlying Portfolio as of each valuation time ordinarily is the value determined as of such month-end for each Underlying Portfolio in accordance with the Underlying Portfolio’s valuation policies and reported at the time of the Fund’s valuation.

On a monthly basis, the Fund generally uses the net asset value (“NAV”), provided by the Underlying Portfolios, to determine the fair value of all Underlying Portfolios which (a) do not have readily determinable fair values and (b) either have the attributes of an investment company or prepare their financial statements consistent with measurement principles of an investment company. As a general matter, the fair value of the Fund’s interest in an Underlying Portfolio represents the amount that the Fund could reasonably expect to receive from an Underlying Portfolio if its interest were redeemed at the time of valuation. In the unlikely event that an Underlying Portfolio does not report a month-end value to the Fund on a timely basis, the Fund would determine the fair value of such Underlying Portfolio based on the most recent value reported by the Underlying Portfolio, and any other relevant information available at the time the Fund values its portfolio. In making a fair value determination, the Fund will consider all appropriate information reasonably available to it at the time and that AllianceBernstein L.P. (the “Investment Manager”) believes to be reliable. The Fund may consider factors such as, among others: (i) the price at which recent subscriptions for or redemptions of the Underlying Portfolio’s interests were effected; (ii) information provided to the Fund by the manager of an Underlying Portfolio, or the failure to provide such information as the Underlying Portfolio manager agreed to provide in the Underlying Portfolio’s offering materials or other agreements with the Fund; (iii) relevant news and other sources; and (iv) market events. In addition, when an Underlying Portfolio imposes extraordinary restrictions on redemptions, or when there have been no recent subscriptions for Underlying Portfolio interests, the Fund may determine that it is appropriate to apply a discount to the NAV reported by the Underlying Portfolio. The use of different factors and estimation methodologies could have a significant effect on the estimated fair value and could be material to the consolidated financial statements.

abfunds.com	AB MULTI-MANAGER ALTERNATIVE FUND | 27

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

The Investment Manager has established a Valuation Committee (the “Committee”) made up of representatives of portfolio management, fund accounting, compliance and risk management which operates under the Valuation Procedures and is responsible for overseeing the pricing and valuation of all securities held in the Fund. The Committee’s responsibilities include: 1) fair value determinations (and oversight of any third parties to whom any responsibility for fair value determinations is delegated), and 2) regular monitoring of the Valuation Procedures and modification or enhancement of the Valuation Procedures (or recommendation of the modification of the Valuation Procedures) as the Committee believes appropriate. Prior to investing in any Underlying Portfolio, and periodically thereafter, the Investment Manager will conduct a due diligence review of the valuation methodology utilized by the Underlying Portfolio. In addition, there are several processes outside of the pricing process that are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics.

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Board.

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Investment Manager will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is

28 | AB MULTI-MANAGER ALTERNATIVE FUND	abfunds.com

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Committee must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Investment Manager may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Investment Manager. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or

abfunds.com	AB MULTI-MANAGER ALTERNATIVE FUND | 29

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs
•	Level 3—significant unobservable inputs

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which is then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

30 | AB MULTI-MANAGER ALTERNATIVE FUND	abfunds.com

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of September 30, 2021:

Investments in Securities:	Level 1		Level 2			Level 3			Total
Assets:
Common Stocks	$25,629,322		$	– 0	–	$	– 0	–	$25,629,322
Warrants	682,659			– 0	–		– 0	–	682,659
Short-Term Investments	44,499,000			– 0	–		– 0	–	44,499,000
Investments valued at NAV									946,139,734

Total Investments in Securities	70,810,981			– 0	–		– 0	–	1,016,950,715
Other Financial Instruments(a):
Assets:
Total Return Swaps	– 0	–		9,269,192			– 0	–	9,269,192
Liabilities:
Total Return Swaps	– 0	–		(7,192,839)			– 0	–	(7,192,839)

Total	$70,810,981			$2,076,353		$	– 0	–	$1,019,027,068

(a)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

2. Cash Committed

As of September 30, 2021, the Fund has committed to purchase the following Underlying Portfolios for effective date October 1, 2021:

Underlying Portfolios	Amount Committed
Schonfeld Strategic Partners Offshore Fund LTD.*	$2,000,000
Elliott International Limited — Capital Commitment*	5,000,000

*	Investments paid in advance amounted to $7,000,000.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and

abfunds.com	AB MULTI-MANAGER ALTERNATIVE FUND | 31

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 as they apply to regulated investment companies. By so complying, the Fund will not be subject to federal and state income taxes to the extent that all of its income is distributed.

For federal tax purposes, taxable income for the Fund and its Subsidiary are calculated separately. The Subsidiary is classified as a controlled foreign corporation (“CFC”) under the Code and its taxable income is included in the calculation of the Fund’s taxable income. Net losses of the Subsidiary are not deductible by the Fund either in the current period or future periods. The CFC has a taxable fiscal year end of March 31st.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s consolidated financial statements.

5. Investment Income and Investment Transactions

Income and capital gain distributions, if any, are recorded on the ex-dividend date. Investment transactions are accounted for on the trade date or effective date. Investment gains and losses are determined on the identified cost basis. The Fund accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Expenses

Expenses included in the accompanying consolidated statement of operations do not include any expenses of the Underlying Portfolios.

32 | AB MULTI-MANAGER ALTERNATIVE FUND	abfunds.com

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Management Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Investment Manager a management fee at an annual rate of 1.00% of an aggregate of the Fund’s net assets determined as of the last day of a calendar month and adjusted for subscriptions and repurchases accepted as of the first day of the subsequent month (the “Management Fee”). The Management Fee is payable in arrears as of the last day of the subsequent month.

Under a separate Administrative Reimbursement Agreement, the Fund may use the Investment Manager and its personnel to provide certain administrative services to the Fund and, in such event, the services and payments will be subject to approval by the Fund’s Board. For the six months ended September 30, 2021, the reimbursement for such fees amounted to $139,264.

The Fund may engage one or more distributors to solicit investments in the Fund. Sanford C. Bernstein & Company LLC (“Bernstein”) and AllianceBernstein Investments, Inc. (“ABI”), each an affiliate of the Investment Manager, have been selected as distributors of the Fund under Distribution Services Agreements. The Distribution Services Agreements do not call for any payments to be made to Bernstein or ABI by the Fund.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Investment Manager, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation paid to ABIS amounted to $106,634 for the six months ended September 30, 2021.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Investment Manager has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2022. In

abfunds.com	AB MULTI-MANAGER ALTERNATIVE FUND | 33

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

connection with the investment by the Fund in Government Money Market Portfolio, the Investment Manager has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the six months ended September 30, 2021, such waiver amounted to $12,150.

A summary of the Fund’s transactions in AB mutual funds for the six months ended September 30, 2021 is as follows:

Fund	Market Value 3/31/21 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 9/30/21 (000)	Dividend Income (000)
Government Money Market Portfolio	$28,399	$70,700	$54,600	$44,499	$2

During the year ended March 31, 2021, the Investment Manager reimbursed the Fund $6,897 for trading losses incurred due to a trade entry error.

NOTE C

Investment Transactions

1. Purchases and Sales

Purchases and sales of investment securities (excluding short-term investments) for the six months ended September 30, 2021 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)...................	$54,934,909		$80,049,803
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$254,484,294
Gross unrealized depreciation	(8,383,796)

Net unrealized appreciation	$246,100,498

2. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

34 | AB MULTI-MANAGER ALTERNATIVE FUND	abfunds.com

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

The principal type of derivative utilized by the Fund, as well as the methods in which they may be used are:

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk, equity markets or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures, making direct investments in foreign currencies, as described below under “Currency Transactions” or in order to take a “long” or “short” position with respect to an underlying referenced asset described below under “Total Return Swaps”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the consolidated statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the consolidated statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for swaps are recognized as cost or proceeds on the consolidated statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the consolidated statement of operations. Fluctuations in the value of swaps are recorded as a component of

abfunds.com	AB MULTI-MANAGER ALTERNATIVE FUND | 35

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

net change in unrealized appreciation/depreciation of swaps on the consolidated statement of operations.

Total Return Swaps:

The Fund may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty.

During the six months ended September 30, 2021, the Fund held total return swaps for hedging and non-hedging purposes.

The Fund and the Subsidiary typically enter into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with their OTC derivative contract counterparties in order to, among other things, reduce their credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund and the Subsidiary typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s and the Subsidiary’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s and Subsidiary’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund or the Subsidiary decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s and the Subsidiary’s OTC counterparty has the right to terminate such transaction and require the Fund or the Subsidiary to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by the OTC counterparty tables below.

36 | AB MULTI-MANAGER ALTERNATIVE FUND	abfunds.com

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

During the six months ended September 30, 2021, the Fund had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Consolidated Statement of Assets and Liabilities Location	Fair Value	Consolidated Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts			Unrealized depreciation on total return swaps	$17,644

Foreign exchange contracts	Unrealized appreciation on total return swaps	$264,264	Unrealized depreciation on total return swaps	36,229

Commodity contracts			Unrealized depreciation on total return swaps	300,523

Equity contracts	Unrealized appreciation on total return swaps	9,004,928	Unrealized depreciation on total return swaps	6,838,443

Total		$9,269,192		$7,192,839

Derivative Type	Location of Gain or (Loss) on Derivatives Within Consolidated Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$33,624	$41,995

Commodity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	5,087	(269,983)

Foreign exchange contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	458,248	154,691

Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	459,802	1,165,222

Total		$956,761	$1,091,925

abfunds.com	AB MULTI-MANAGER ALTERNATIVE FUND | 37

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

The following table represents the average monthly volume of the Fund’s derivative transactions during the six months ended September 30, 2021:

Total Return Swaps:
Average notional amount	$391,114,525

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the consolidated statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of September 30, 2021. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

AB Multi-Manager Alternative Fund

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset	Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivative Assets
Goldman Sachs & Co.	$3,556,053	$(1,635,837)	$	– 0	–	$	– 0	–	$1,920,216
JPMorgan Chase Bank, NA	3,239,368	(2,238,453)		– 0	–		– 0	–	1,000,915
Morgan Stanley Capital Services, LLC	2,473,771	(2,473,771)		– 0	–		– 0	–	– 0	–

Total	$9,269,192	$(6,348,061)	$	– 0	–	$	– 0	–	$2,921,131	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset	Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivative Liabilities
Goldman Sachs & Co.	$1,635,837	$(1,635,837)	$	– 0	–	$	– 0	–	$ – 0	–
JPMorgan Chase Bank, NA	2,238,453	(2,238,453)		– 0	–		– 0	–	– 0	–
Morgan Stanley Capital Services, LLC	3,018,026	(2,473,771)		(544,255)			– 0	–	– 0	–

Total	$6,892,316	$(6,348,061)		$(544,255)		$	– 0	–	$0	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

38 | AB MULTI-MANAGER ALTERNATIVE FUND	abfunds.com

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

AB Multi-Manager Alternative Fund (Cayman), Ltd.

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset			Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivative Liabilities
Macquarie Bank Ltd.	$300,523	$	– 0	–	$	– 0	–	$	– 0	–	$300,523

Total	$300,523	$	– 0	–	$	– 0	–	$	– 0	–	$300,523	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

3. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis through its investments in an Underlying Portfolio. The Fund or an Underlying Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund or an Underlying Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund or the Underlying Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Investment Manager or the manager of an Underlying Portfolio believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund or an Underlying Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE D

Shares of Beneficial Interest

Generally, initial and additional subscriptions for shares may be accepted as of the first day of each month. The Fund reserves the right to reject any subscription for shares. The Fund intends to repurchase shares from shareholders in accordance with written tenders by shareholders at those times, in those amounts, and on such terms and conditions as the Board may determine in its sole discretion. When a repurchase offer occurs, a shareholder will generally be required to provide notice of their tender of shares for repurchase to the Fund more than three months in advance of the date that the shares will be valued for repurchase (the “Valuation Date”). Valuation Dates are generally expected to be the last business days of March, June, September or December, and payment for tendered

abfunds.com	AB MULTI-MANAGER ALTERNATIVE FUND | 39

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

shares will generally be made by the Fund approximately 45 days following the Valuation Date. If 95% or more of a shareholder’s shares are repurchased, the shareholder will receive an initial payment equal to 95% of the value of the shares and the balance due will be paid promptly after completion of the next audit of the Fund’s financial statements.

Transactions in shares of beneficial interest were as follows for the six months ended September 30, 2021 and the year ended March 31, 2021:

	Shares			Amount
	Six Months Ended September 30, 2021 (unaudited)		Year Ended March 31, 2021	Six Months Ended September 30, 2021 (unaudited)		Year Ended March 31, 2021

Shares sold	3,354,072		4,221,279	$39,371,371		$48,220,420

Shares issued in reinvestment of dividends	– 0	–	4,630,241	– 0	–	54,533,229

Shares redeemed	(3,434,783)		(7,589,441)	(40,681,134)		(88,649,953)

Net increase (decrease)	(80,711)		1,262,079	$(1,309,763)		$14,103,696

NOTE E

Risks Involved in Investing in the Fund

The market value of a security held by the Fund or an Underlying Portfolio may move up or down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Global economies and financial markets are increasingly interconnected, which increases the probabilities that conditions in one country or region might adversely impact issuers in a different country or region. Conditions affecting the general economy, including political, social, or economic instability at the local, regional, or global level may also affect the market value of a security. Health crises, such as pandemic and epidemic diseases, as well as other incidents that interrupt the expected course of events, such as natural disasters, war or civil disturbance, acts of terrorism, power outages and other unforeseeable and external events, and the public response to or fear of such diseases or events, have and may in the future have an adverse effect on the Fund’s investments and net asset value and can lead to increased market volatility. For example, any preventative or protective actions that governments may take in respect of such diseases or events may result in periods of business disruption, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the Fund’s portfolio companies. The occurrence and pendency of such diseases or events could adversely affect the economies and financial markets either in specific countries or worldwide.

40 | AB MULTI-MANAGER ALTERNATIVE FUND	abfunds.com

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Limitations on the Fund’s ability to withdraw its assets from Underlying Portfolios may limit the Fund’s ability to repurchase its shares. For example, many Underlying Portfolios impose lock-up periods prior to allowing withdrawals, which can be two years or longer. After expiration of the lock-up period, withdrawals typically are permitted only on a limited basis, such as monthly, quarterly, semi-annually or annually. Many Underlying Portfolios may also indefinitely suspend redemptions or establish restrictions on the ability to fully receive proceeds from redemptions through the application of a redemption restriction or “gate”. In instances where the primary source of funds to repurchase shares will be withdrawals from Underlying Portfolios, the application of these lock-ups and withdrawal limitations may significantly limit the Fund’s ability to repurchase its shares. Although the Investment Manager will seek to select Underlying Portfolios that offer the opportunity to have their shares or units redeemed within a reasonable timeframe, there can be no assurance that the liquidity of the investments of such Underlying Portfolios will always be sufficient to meet redemption requests as, and when, made.

The Fund invests primarily in Underlying Portfolios that are not registered under the 1940 Act and invest in and actively trade securities and other financial instruments using different strategies and investment techniques that may involve significant risks. As a secondary strategy, the Fund will also generally make direct investments in securities and other financial instruments. The risks associated with these investments include those related to the volatility of the equity, credit, and currency markets, the use of leverage associated with certain investment strategies, derivative contracts and in connection with short positions, the potential illiquidity of certain instruments and counterparty and broker arrangements.

Some of the Underlying Portfolios in which the Fund invests may invest all or a portion of their assets in securities that are illiquid or are subject to an anticipated event. These Underlying Portfolios may create “side pockets” in which to hold these securities. Side pockets are series or classes of shares which are not redeemable by the investors but which are automatically redeemed or converted back into the Underlying Portfolio’s regular series or classes of shares upon the realization of those securities or the happening of some other liquidity event with respect to those securities.

These “side pockets” can often be held for long periods before they are realized, and may therefore be much less liquid than the general liquidity offered on the Underlying Portfolio’s regular series or classes of shares. Should the Fund seek to liquidate its investment in an Underlying Portfolio that maintains investments in a side pocket arrangement or that holds a substantial portion of its assets in illiquid securities, the Fund might not be able to fully liquidate its investments without delay, which could be considerable. In such cases,

abfunds.com	AB MULTI-MANAGER ALTERNATIVE FUND | 41

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

during the period until the Fund is permitted to fully liquidate the investment in the Underlying Portfolio, the value of the investment could fluctuate.

The Underlying Portfolios generally utilize leverage in pursuit of achieving a potentially greater investment return and the Fund may take on additional leverage in connection with its direct investment strategies. The use of leverage exposes an Underlying Portfolio and the Fund to additional risk including (i) greater losses from investments than would otherwise have been the case had the leverage not been used; (ii) margin calls or interim margin requirements may force premature liquidations of investment positions; and (iii) losses on investments where the investment fails to earn a return that equals or exceeds the cost of leverage related to such investment. In the event of a sudden, precipitous drop in the value of an Underlying Portfolio’s assets, the Underlying Portfolio might not be able to liquidate assets quickly enough to repay its borrowings, further magnifying the losses incurred by the Underlying Portfolio.

The Underlying Portfolios or the Fund may invest in securities of foreign companies that involve special risks and considerations not typically associated with investments in the United States. Such investments may be concentrated in a limited number of countries or regions, which may vary over time. Such investments may subject the Underlying Portfolios and the Fund to additional risks resulting from political or economic conditions in such countries or regions, and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

There is the risk that changes in foreign currency exchange rates may negatively affect the value of the Fund’s or the Underlying Portfolios’ investments and reduce the returns of the Fund. For example, the value of the Fund’s or an Underlying Portfolio’s investments in foreign currency-denominated securities may decrease if the U.S. dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. dollar). Currency markets are generally not as regulated as securities markets. Independent of the Fund’s or an Underlying Portfolio’s investments denominated in foreign currencies, positions in foreign currencies themselves may cause the Fund or an Underlying Portfolio to experience investment losses due to the changes in exchange rates and interest rates.

The Underlying Portfolios may invest a higher percentage of their assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the Underlying Portfolios may be more susceptible to economic, political and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility of the Underlying Portfolio’s net asset value.

42 | AB MULTI-MANAGER ALTERNATIVE FUND	abfunds.com

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

The Fund invests in a limited number of Underlying Portfolios. Such concentration may result in additional risk. Various risks are also associated with an investment in the Fund, including risks relating to compensation arrangements and risks relating to limited liquidity of the interests.

The Fund and the Underlying Portfolios may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the consolidated statement of assets and liabilities.

The Fund is subject to credit risk arising from its transactions with its custodian, State Street Bank and Trust, related to holding the Fund’s cash. This credit risk arises to the extent that the custodian may be unable to fulfill its obligation to return the Fund’s cash held in its custody.

A Fund or Underlying Portfolio may invest in debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. The United Kingdom Financial Conduct Authority, which regulates LIBOR, will cease publishing certain LIBOR benchmarks at the end of 2021. Although certain LIBOR rates are intended to be published until June 2023, banks are strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. Although financial regulators and industry working groups have suggested alternative reference rates, such as the European Interbank Offer Rate, the Sterling Overnight Interbank Average Rate and the Secured Overnight Financing Rate, global consensus on alternative rates is lacking and the process for amending existing contracts or instruments to transition away from LIBOR is underway but remains incomplete. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting a Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and

abfunds.com	AB MULTI-MANAGER ALTERNATIVE FUND | 43

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE F

Tax Information

The tax character of fiscal year-end distributions for 2021 is based on estimated tax information provided by certain Underlying Portfolios. The character may materially change as the Fund receives final 2020 tax reporting from Underlying Portfolios. The tax character of distributions paid during the fiscal years ended March 31, 2021 and March 31, 2020 were as follows:

	2021	2020
Distributions paid from:
Ordinary income	$51,824,593	$5,010,584
Long-term capital gains	8,682,346	14,167,557

Total taxable distributions paid	$60,506,939	$19,178,141

As of March 31, 2021, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$14,547,240
Accumulated capital and other losses	2,703,761
Unrealized appreciation/(depreciation)	77,270,939	(a)

Total accumulated earnings/(deficit)	$94,521,940

(a)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax treatment of passive foreign investment companies (PFICs) and the tax treatment of swaps.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of March 31, 2021, the Fund did not have any capital loss carryforwards.

44 | AB MULTI-MANAGER ALTERNATIVE FUND	abfunds.com

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

NOTE G

Credit Facility

The Fund is a party to a revolving credit facility (the “Facility”) intended to provide short term financing, if necessary, subject to certain restrictions in connection with, among other matters, abnormal redemption activity. Borrowings under the Facility are secured by the assets of the Fund. Credit Facility fees are paid by the Fund and are included in the consolidated statement of operations. The Fund did not utilize the Facility during the six months ended September 30, 2021. Prior to October 23, 2020, the Facility’s credit limit was $50 million and was $25 million thereafter through September 30, 2021.

NOTE H

Recent Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2020-04, “Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting.” ASU 2020-04 provides optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates. ASU 2020-04 is effective as of March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.

NOTE I

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the consolidated financial statements through the date the consolidated financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s consolidated financial statements through this date.

abfunds.com	AB MULTI-MANAGER ALTERNATIVE FUND | 45

CONSOLIDATED FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Six Months Ended September 30, 2021 (unaudited)‡		Year Ended March 31,
			2021‡		2020‡		2019‡		2018		2017

Net asset value, beginning of period	$ 12.01		$ 10.62		$ 11.26		$ 11.20		$ 10.87		$ 10.05

Income From Investment Operations

Net investment loss(a)	(.07	)(b)	(.14	)(b)	(.13	)(b)	(.13	)(b)	(.19	)(b)	(.18)

Net realized and unrealized gain (loss) on investment transactions	.36		2.25		(.29)		.19		.66		1.09

Contributions from Affiliates	– 0	–	.00	(c)	.00	(c)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.29		2.11		(.42)		.06		.47		.91

Less: Dividends and Distributions

Dividends from net investment income	– 0	–	(.62)		(.06)		– 0	–	(.12)		(.02)

Distributions from net realized gain on investment transactions	– 0	–	(.10)		(.16)		– 0	–	– 0	–	(.07)

Return of capital	– 0	–	– 0	–	– 0	–	– 0	–	(.02)		– 0	–

Total dividends and distributions	– 0	–	(.72)		(.22)		– 0	–	(.14)		(.09)

Net asset value, end of period	$ 12.30		$ 12.01		$ 10.62		$ 11.26		$ 11.20		$ 10.87

Total Return

Total investment return based on net asset value(d)	2.41%		19.99%		(3.87	) %	.54%		4.33%		9.06%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$1,062,323		$1,038,013		$904,329		$1,039,586		$1,155,060		$1,248,818

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)(f)(g)	1.14	%^	1.17%		1.17%		1.28%		1.68%		1.67%

Expenses, before waivers/reimbursements(e)(f)(g)	1.14	%^	1.18%		1.18%		1.50%		1.68%		1.67%

Net investment loss(f)	(1.14	)%(b)^	(1.17	)%(b)	(1.10	)%(b)	(1.17	)%(b)	(1.66	)%(b)	(1.67)%

Portfolio turnover rate	6%		27%		20%		33%		19%		3%

See footnote summary on page 47.

46 | AB MULTI-MANAGER ALTERNATIVE FUND	abfunds.com

CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Investment Manager.

(c)	Amount is less than $.005.

(d)

Total investment return is calculated assuming a purchase of beneficial shares on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return calculated for a period of less than one year is not annualized.

(e)	The expense ratios presented below exclude interest expense:

	Six Months Ended September 30, 2021 (unaudited)‡		Year Ended March 31,
			2021‡	2020‡	2019‡	2018	2017
Net of waivers/reimbursements	1.14	%^	1.17%	1.17%	1.28%	1.68%	1.66%
Before waivers/reimbursements	1.14	%^	1.18%	1.18%	1.50%	1.68%	1.66%

(f)	The expense and net investment income loss ratios do not include earned income or expenses incurred by the Fund through its Underlying Portfolios.

(g)

In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Investment Manager has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the year ended March 31, 2019, such waiver amounted to .01%.

‡	Consolidated (see Note A).

^	Annualized.

See notes to consolidated financial statements.

abfunds.com	AB MULTI-MANAGER ALTERNATIVE FUND | 47

BOARD OF TRUSTEES

Debra Perry(1), Chair Beata D. Kirr, President R. Jay Gerken(1) Jeffrey R. Holland(1)	William Kristol(1) Michelle McCloskey(1) Donald K. Peterson(1)

OFFICERS

Brian Briskin(2) Vice President Vikas Kapoor(2) Vice President Emilie D. Wrapp Secretary Michael B. Reyes Senior Analyst Joseph J. Mantineo Treasurer and Chief Financial Officer	Stephen M. Woetzel Controller Vincent S. Noto Chief Compliance Officer

Custodian

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Distributors

Sanford C. Bernstein & Co., LLC

1345 Avenue of the Americas

New York, NY 10105

AllianceBernstein Investments, Inc.

501 Commerce Street

Nashville, TN 37203

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278

Toll-Free (800) 221-5672

Legal Counsel Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, NY 10019 Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP 300 Madison Avenue New York, NY 10017

1	Member of the Audit Committee and the Governance, Nominating and Compensation Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Investment Manager’s Custom Alternative Solutions Group. Messrs. Briskin and Kapoor are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

48 | AB MULTI-MANAGER ALTERNATIVE FUND	abfunds.com

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

AB Multi-Manager Alternative Fund (the “Fund”) is subject to Section 15 of the Investment Company Act of 1940, as amended. Section 15 provides that any investment advisory agreement with a registered investment company such as the Fund may continue in effect for a period of more than two years from the date of its execution, only so long as such continuance is specifically approved at least annually by the board of trustees (or by vote of a majority of the outstanding voting securities of the investment company). Pursuant to this requirement, the Fund’s Board of Trustees, including the Trustees who are not interested persons of the Fund (the “Independent Trustees”), unanimously approved the continuation of the Advisory Agreement between the Fund and AllianceBernstein L.P. (the “Adviser”)(the “Advisory Agreement”) at a video conference meeting held on October 27-28, 2021.1

The following discussion describes the considerations in connection with the Board’s review of the Advisory Agreement.

In connection with the annual review of the continuation of the Advisory Agreement between the Fund and the Adviser, counsel to the Independent Trustees sent a letter to the Adviser dated August 12, 2021, that contained a list of information requested by the Independent Trustees to conduct their annual review. The Board of Trustees, including the Independent Trustees, met by video conference and received and evaluated extensive materials relating to the continuation of the Advisory Agreement from the Adviser. In addition, the Board received materials from the Senior Analyst and an independent fee consultant as described below. On October 5, 2021, the Board of Trustees held a video conference meeting to discuss its review of the Advisory Agreement and the materials the Trustees had been provided. At that meeting, the Independent Trustees met separately with their independent counsel and the Senior Analyst and the independent fee consultant in executive sessions. Following the October 5, 2021 meeting, the Independent Trustees, through counsel, requested certain additional information by means of an email from their independent counsel dated October 7, 2021, and the Adviser provided certain additional information by means of a memorandum dated October 15, 2021. The Independent Trustees held a video conference meeting on October 19, 2021 with their independent counsel and the Senior Analyst to further discuss the contract renewal materials and supplemental materials provided in response to the Board’s request. On October 27-28, 2021, the Board of Trustees held a video conference meeting to continue their review of the Advisory Agreement. During this meeting, the Adviser provided further information requested by the

1

The meeting was held by video conference in view of the ongoing COVID-19 pandemic and based on exemptive relief issued by the Securities and Exchange Commission, with the Board’s intention to ratify the approval of the Advisory Agreement at its next in-person meeting.

abfunds.com	AB MULTI-MANAGER ALTERNATIVE FUND | 49

Independent Trustees relating to contract renewal, and the Independent Trustees also met separately with counsel to the Independent Trustees as well as the Senior Analyst to review the contract renewal materials provided by the Adviser and the materials prepared by the Senior Analyst. At the conclusion of this meeting, the Board approved the continuation of the Advisory Agreement for an additional annual term as described below.

In approving the Advisory Agreement, the Board, including the Independent Trustees, considered all information it deemed reasonably necessary to evaluate the terms of the Advisory Agreement and considered whether the Agreement would be in the best interests of the Fund. In particular, the Board considered the information that was provided to them by the Adviser in response to their requests, as well as information prepared by the Senior Analyst and the independent fee consultant at the request of the Board. The Fund’s Senior Analyst assists the Board (as well as the boards of other funds sponsored by the Adviser) in evaluating advisory agreements and certain other agreements pursuant to which the Adviser or its affiliates provide services to the Fund. The Board also considered other information provided to the Board in connection with the October 5, 2021 and October 27-28, 2021 meetings and throughout the past year.

The information considered by the Board included information with respect to the nature, extent and quality of services provided, investment performance, fees and expenses, profitability, economies of scale, and fall-out benefits and other revenue.

In the Board’s consideration of the factors discussed below, no single factor was considered in isolation or to be determinative to the decision of the Board to approve the Advisory Agreement. Rather, the Board concluded, in light of a weighing and balancing of all factors considered and in the exercise of the Trustees’ business judgment, that it was in the best interests of the Fund to approve the Advisory Agreement including the fees to be charged for services thereunder, as summarized below.

Fees and Expenses

The Board, including the Independent Trustees, compared the fees and expense ratios of the Fund against fees and expense ratios of a peer group of funds with similar investment objectives (“peer group”). Both the peer group and the funds within the peer group, with respect to the fee and expense data, were available from Strategic Insight, an independent provider of investment company data. The Trustees noted that the Fund’s contractual advisory fee was below the median of the peer group and that the Fund’s total expense ratio (excluding interest expense and underlying fund expenses) was below the peer group median in the Strategic Insight report. The Senior Analyst also performed analyses of the advisory fees, and compared such analyses to the Fund’s peer group. In addition, the

50 | AB MULTI-MANAGER ALTERNATIVE FUND	abfunds.com

Board received and considered information from an independent fee consultant regarding the Fund’s fees and expenses as well as its investment performance.

The Board also received and considered information about the services rendered, and the fee rates charged, to other clients advised by the Adviser, including information about any recent advisory fee changes with respect to other collective funds advised by the Adviser. The Board noted the differences between the services provided to the Fund in comparison to those provided to other types of clients, including offshore funds managed by the Adviser, and the differences in the entrepreneurial and other risks borne by the Adviser in serving the Fund compared to other types of clients.

On the basis of its review and consideration of the fees as described above and the Board’s consideration of the other factors described below, and in light of the Adviser’s reduction of the Fund’s advisory fee in 2018, the Board concluded that the contractual advisory fee as proposed was reasonable.

Nature, Extent and Quality of Services Provided

The Board, including the Independent Trustees, considered the nature, quality and extent of services performed by the Adviser and its affiliates gained from their experience as directors or trustees of the Fund and certain other funds advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, and the Adviser’s initiative in identifying and raising potential issues with the Trustees. The Board also considered the Adviser’s responsiveness, frankness and attention to concerns raised by the Trustees from time to time, including the Adviser’s willingness to consider and implement organizational and other changes designed to improve investment results and the services provided to the funds. The Board also considered the scope and quality of the Adviser’s investment management capabilities, other resources dedicated to performing its services, the quality of its compliance, administrative and other services provided to the Fund and the background and experience of the Adviser’s senior management. The Board reviewed the qualifications, backgrounds and responsibilities of the investment staff primarily responsible for day-to-day portfolio management services for the Fund and noted the Adviser’s commitment to strong research and investment management capabilities throughout changing market environments.

In addition to the investment advisory services provided to the Fund, the Trustees considered that the Adviser and its affiliates also provide certain administrative services necessary for the operations of the Fund on an “at cost” basis pursuant to a separate Administrative Reimbursement Agreement. The Board reviewed the compliance and administrative services of the Adviser that support the investment advisory services provided to the Fund.

abfunds.com	AB MULTI-MANAGER ALTERNATIVE FUND | 51

The Board also considered how the organizational capabilities and financial condition of the Adviser may affect the nature and quality of its services. In that regard, the Board considered information about the impact of the ongoing COVID-19 pandemic on the Adviser’s operations and the Adviser’s ability to continue to provide the same scope and quality of services to the Fund. The Board considered the ongoing impacts of the relocation of substantial operations of the Adviser from the New York City area to Nashville, Tennessee as well as the implications of a substantial number of the Adviser’s employees working from home during the pandemic.

In considering the nature and quality of the services provided by the Adviser, the Board, including the Independent Trustees, received and considered information about the Fund’s investment performance, as well as the performance of its peer group and the performance of an appropriate benchmark index. The Board was provided with performance data versus the Fund’s benchmark index for the 1-year, 3-year, 5-year and since inception periods ended July 31, 2021, and versus the Fund’s peer group, for the fiscal year ended March 31, 2021 and for each of the prior fiscal years since inception. The Board also received certain updated performance information as of September 30, 2021. In addition, the Trustees considered information showing performance compared to peer groups and the benchmark index for rolling calendar year periods and the year to date. The Trustees also receive detailed comparative performance information for the Fund at each regular Board meeting during the year. The Board noted that in this case the benchmark index is an index of other funds which reflects the fees of such other funds.

The Trustees noted that the Fund’s performance for the year ended March 31, 2021 was below the HFRI Fund of Funds Composite Index but was slightly above the median of the performance group of comparable funds selected by Strategic Insight. The Trustees considered the Adviser’s explanations for performance and measures the Adviser had taken or proposed to take to improve performance. The Trustees noted generally the Adviser’s continued efforts to enhance the services provided to the Fund. The Trustees also noted that they would continue to monitor investment performance closely.

The Board concluded that the Adviser had the experience and resources necessary to provide services of appropriate nature, quality and scope with respect to the Fund.

Profitability

The Board, including the Independent Trustees, considered the level of the Adviser’s profits in respect of its management of the Fund. The materials provided to the Independent Trustees included information indicating the profitability of the Fund to the Adviser for calendar years 2019 and 2020, which had been reviewed by an independent consultant. The Trustees

52 | AB MULTI-MANAGER ALTERNATIVE FUND	abfunds.com

reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data, noting that the methodology was consistent with the Adviser’s internal financial reporting. The Trustees acknowledged that there are many potentially acceptable allocation methodologies for cost allocation and that in certain cases the selected allocation methodology may not capture all costs borne by the Adviser with respect to the Fund. The Trustees noted that they received information regarding all revenues and expenses of the Adviser’s relationship with the Fund and that they had focused on profitability before taxes and distribution expenses. The Trustees noted that an affiliate of the Adviser provided distribution services to the Fund at no cost. The amounts recently reimbursed to the Adviser by the Fund were also noted, along with how the reimbursement was accounted for in determining profitability. The Trustees also considered the 2018 reduction of the management fee from 1.50% to 1.00% and then discussed the services and costs associated with the Fund’s Administrative Reimbursement Agreement with the Adviser.

The Trustees reviewed comparative information regarding profitability for other publicly-traded advisers, recognizing that it is difficult to make comparisons of profitability among different investment advisers because only limited comparative information is publicly available and the comparisons are affected by numerous factors including different business mixes.

After reviewing all relevant factors, the Trustees, including the Independent Trustees, concluded that the levels of the Adviser’s profits in respect of its management of the Fund were not excessive.

Economies of Scale

The Board, including the Independent Trustees, considered whether there have been economies of scale in respect of the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Trustees discussed possible ways in which any such economies of scale may be shared with the Fund, including by investment in enhanced services.

The Trustees also considered the Senior Analyst materials which they received in connection with the review of the Advisory Agreement, which included information reflecting changes in asset levels of the Fund and in the profitability of the Adviser over various periods.

After reviewing the profitability and economies of scale information provided by the Adviser, the Board concluded that the benefits of any economies of scale were appropriately being shared with Fund investors by way of, among other things and as applicable, the 2018 fee reduction for the Fund and the Adviser’s continued reinvestment in the business,

abfunds.com	AB MULTI-MANAGER ALTERNATIVE FUND | 53

including by researching and implementing new product enhancements. The Trustees also noted that they would continue to monitor the Fund’s growth.

Fall-Out Benefits and Other Revenue

The Board, including the Independent Trustees, also took into account so-called “fall-out benefits” to the Adviser. They also considered other benefits potentially derived from an increase in the Adviser’s business as a result of its relationship with the Fund. The Trustees recognized that the Adviser’s profitability could be lower without these benefits. The Trustees concluded that these fall-out benefits to the Adviser were acceptable.

Advisory Fee Rate Schedule

On the basis of the information considered, the Board determined to approve the continuation of the Advisory Agreement for an additional annual term, without change to the Fund’s contractual fee schedule at an annual rate of 1.00% of the Fund’s net assets.

54 | AB MULTI-MANAGER ALTERNATIVE FUND	abfunds.com

This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

Select US Equity Portfolio

Sustainable US Thematic Portfolio1

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

GROWTH

Concentrated International Growth Portfolio

Sustainable International Thematic Fund

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio1

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Income Portfolio

Short Duration Portfolio

Sustainable Thematic Credit Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to August 23, 2021, Sustainable US Thematic Portfolio was named FlexFee™ US Thematic Portfolio. Prior to April 30, 2021, High Yield Portfolio was named FlexFee™ High Yield Portfolio.

abfunds.com	AB MULTI-MANAGER ALTERNATIVE FUND | 55

NOTES

56 | AB MULTI-MANAGER ALTERNATIVE FUND	abfunds.com

NOTES

abfunds.com	AB MULTI-MANAGER ALTERNATIVE FUND | 57

NOTES

58 | AB MULTI-MANAGER ALTERNATIVE FUND	abfunds.com

NOTES

abfunds.com	AB MULTI-MANAGER ALTERNATIVE FUND | 59

NOTES

60 | AB MULTI-MANAGER ALTERNATIVE FUND	abfunds.com

Privacy Notice

AllianceBernstein and its affiliates (collectively referred to as “AllianceBernstein”, “we”, “our”, and similar pronouns) understand the importance of maintaining the confidentiality and security of our clients’ nonpublic personal information. Nonpublic personal information is personally identifiable financial information about our clients who are natural persons. To provide financial products and services to our clients, we collect nonpublic personal information from a variety of sources, including: (1) information we receive from clients, such as through applications or other forms, which can include a client’s name, address, phone number, social security number, assets, income and other household information, (2) information about client transactions with us, our affiliates and non-affiliated third parties, which can include account balances and transactions history, and (3) information from visitors to our websites provided through online forms, site visitorship data and online information-collecting devices known as “cookies.”

We may disclose all of the nonpublic personal information that we collect about our current and former clients, as described above, to non-affiliated third parties to manage our business and as otherwise required or permitted by law, including those that perform transaction processing or servicing functions, marketing services providers that provide marketing services on our behalf pursuant to a joint marketing agreement, and professional services firms that provide knowledge-based services such as accountants, consultants, lawyers and auditors to help manage client accounts. We require all the third-party providers to adhere to our privacy policy or a functional equivalent.

We may also disclose the nonpublic personal information that we collect about current and former clients, as described above, to our affiliated investment, brokerage, service and insurance companies for the purpose of marketing their products or services to clients under circumstances that are permitted by law, such as if our affiliate has its own relationship with you. We have policies and procedures to ensure that certain conditions are met before an AllianceBernstein affiliated company may use information obtained from another affiliate to solicit clients for marketing purposes.

We will also use nonpublic personal information about our clients for our own internal analysis, analytics, research and development, and to improve and add to our client offerings.

We have policies and procedures designed to safeguard the confidentiality and security of nonpublic personal information about our clients that include restricting access to nonpublic personal information to personnel that have been screened and undergone security and privacy training; to personnel who need it to perform their work functions such as our operations, customer service, account management, finance, quality, vendor management and compliance teams as required to provide services, communicate with you and fulfill our legal obligations.

We employ reasonably designed physical, electronic and procedural safeguards to secure and protect client nonpublic personal information.

If you are in the European Economic Area (“EEA”) or Switzerland, we will comply with applicable legal requirements providing adequate protection for the transfer of personal information to recipients in countries outside of the EEA and Switzerland.

For more information, our Privacy Policy statement can be viewed here: https://www.alliancebernstein.com/abcom/Privacy_Terms/PrivacyPolicy.htm.

AB MULTI-MANAGER ALTERNATIVE FUND

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

MMAF-0152-0921

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors Donald K. Peterson, Debra Perry and R. Jay Gerken qualify as audit committee financial experts.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 6. INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The registrant did not engage in securities lending during its most recent fiscal year.

ITEM 13. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB Multi-Manager Alternative Fund, Inc.

By:	/s/ Beata Kirr
Beata Kirr
President

Date:	November 26, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Beata Kirr
Beata Kirr
President

Date:	November 26, 2021

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	November 26, 2021